                                                          EXHIBIT 10.147


                            [FIRST UNION LETTERHEAD]


                                July ____, 1995


                                                    LETTER OF CREDIT NO. S054438


Liberty Bank and Trust Company of Oklahoma City,
  National Association
100 N. Broadway
Oklahoma City, Oklahoma  73102
Attention:  Corporate Trust  Department

Ladies and Gentlemen:

         At the request and on the instructions of the Holdenville Industrial Authority, an Oklahoma public trust (the "Issuer"), we hereby establish in your favor, as Trustee under the Bond Indenture dated as of June 1, 1995 (the "Indenture"), between the Issuer and you pursuant to which $33,700,000 in aggregate principal amount of the Issuer's Correctional Facility Revenue Bonds, Series 1995 (the "Bonds") are being issued, this Irrevocable Letter of Credit No. S054438 in the initial amount of $34,346,301 (hereinafter, as reduced and reinstated from time to time in accordance with the provisions hereof, the "Stated Amount") of which (i) an amount not exceeding $33,700,000 (as reduced and reinstated from time to time in accordance with the terms hereof, the "Principal Amount Available"), may be drawn upon with respect to payment of the unpaid principal amount or the portion of Purchase Price corresponding to principal of the Bonds, and (ii) an amount not exceeding $646,301 (as reduced and reinstated from time to time in accordance with the terms hereof, the "Interest Amount Available") may be drawn upon with respect to payment of up to fifty (50) days' interest accrued on the portion of Purchase Price corresponding to interest accrued on the Bonds on or prior to their stated maturity date, at an assumed rate of 14% per annum. This Letter of Credit is effective immediately and expires as of the close of business at our Presentation Office (as defined herein) on July 13, 1996 (as such date may be extended from time to time as hereinafter described, the "Stated Termination Date") or earlier as hereinafter provided, or unless otherwise renewed or extended. All drawings under this Letter of Credit will be paid with our own funds.

         We hereby irrevocably authorize you to draw on us, in an aggregate amount not to exceed the Stated Amount and in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth,
(1) in a single drawing (subject to the provisions contained herein with respect to reinstatement of the Interest Amount Available) by your draft drawn on us at sight, presented for

July _____, 1995
Page 2


payment on a day on which banks in the State of North Carolina are open for the transaction of business of the nature required pursuant to the Indenture (a "Business Day") and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex A attached hereto (such draft accompanied by such certificate being your "Interest Draft"), an amount not exceeding the Interest Amount Available on the date of such drawing; (2) in one or more drawings by one or more of your drafts drawn on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written completed certificate signed by an Authorized Officer in the form of Annex B attached hereto (any such draft accompanied by such certificate being your "Tender Draft"), an aggregate amount not exceeding the Stated Amount on the date of such drawing; (3) in one or more drawings by one or more of your drafts drawn on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex C attached hereto (any such draft accompanied by such certificate being your "Partial Redemption Draft"), an aggregate amount not exceeding the Stated Amount on the date of such drawing;
(4) in a single drawing by your draft drawn on us at sight presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex D hereto (any such draft accompanied by such certificate being your "Conversion Draft"), an amount not exceeding the Stated Amount on the date of such drawing; and (5) in a single drawing by your draft drawing on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by an Authorized Officer in the form of Annex E attached hereto (such draft accompanied by such certificate being your "Final Draft"), an amount not exceeding the Stated Amount on the date of such drawing.

         In addition (i) if you shall not have received, within ten (10) calendar days after any payment in respect of an Interest Draft, written notice from us that an Event of Default under the Reimbursement and Credit Agreement dated as of June 1, 1995 (as amended) between the Issuer and us has occurred and is continuing, the Interest Amount Available shall be reinstated automatically, as of the close of business on such tenth (10th) calendar day (unless the Interest Amount Available previously has been reinstated with respect to such Interest Draft), by the amount of such Interest Draft, and (ii) upon the release by us of any Escrow Bonds, the Interest Amount Available shall be reinstated automatically by the amount of the Interest Draft made by paying the portion of the Purchase Price corresponding to interest on such Escrow Bonds (unless the Interest Amount Available previously has been reinstated with respect to such Interest Draft); provided, however, that in no event shall the Interest Amount Available be reinstated to an amount in excess of 50 days' interest on the sum of the then applicable Principal Amount Available plus the aggregate principal amount of any Escrow Bonds. The provisions of this paragraph providing for the reinstatement of your right to draw on us by your Interest Draft in a succeeding single drawing shall be applicable to each successive drawing by your Interest Draft under clause (1) of the immediately preceding paragraph so long as this Letter of Credit shall not have terminated as set forth below.

July _____, 1995
Page 3


         Upon our honoring any Tender Draft presented by you hereunder, the Stated Amount under this Letter of Credit shall be automatically reduced by the amount drawn under such Tender Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically reduced by an amount equal to the principal component of such Tender Draft and the Interest Amount Available to be drawn hereunder by you shall be automatically reduced by an amount equal to the amount of the interest component of such Tender Draft.

         Upon our honoring any Partial Redemption Draft presented by you hereunder, the Stated Amount under this Letter of Credit shall be automatically and permanently reduced by the amount drawn under any such Partial Redemption Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the principal component of such Partial Redemption Draft honored by us hereunder and the Interest Stated Amount to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the amount of the interest which would accrue on an amount of principal equal to the principal component of such Partial Redemption Draft for fifty (50) days at an assumed rate of fourteen (14%) per annum.

         Upon our honoring any Conversion Draft presented by you hereunder, the Stated Amount under this Letter of Credit shall be automatically and permanently reduced by the amount drawn under any such Conversion Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the principal component of such Conversion Draft honored by us hereunder, and the Interest Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the amount of the interest component of any such Conversion Draft honored by us hereunder.

         The Stated Amount, the Principal Amount Available and the Interest Amount Available drawn under this Letter of Credit with respect to any Tender Draft shall be reinstated as provided in this paragraph to the extent, but only to the extent, that we are reimbursed by or on behalf of the Issuer in immediately available funds delivered to us at the Presentation Office on or before 3:00 p.m. (Charlotte, North Carolina time) on a Business Day for any amount drawn in respect of principal and interest under any Tender Draft. If we receive such reimbursement by or on behalf of the Issuer, all in strict conformity with the terms and conditions of this Letter of Credit, after 3:00 p.m. (Charlotte, North Carolina time) on a Business Day prior to the termination hereof, such reimbursement will be honored as stated above as if received on the next succeeding Business Day. Any amount received by us from or on behalf of the Issuer in reimbursement of amounts drawn hereunder by a Tender Draft shall, if accompanied by your completed certificate signed by you in the form of Annex F attached hereto, be applied to the extent of the amount received by us and indicated therein to reimburse us for amounts drawn hereunder by your Tender Drafts, and we will confirm to you the amount of the Principal Amount Available and the Interest Amount Available reinstated by such reimbursement by delivering to you the executed and completed acknowledgment accompanying the form of Annex F delivered by you in connection with such reimbursement. The Stated Amount, the Principal Amount Available and the Interest Amount Available shall be reinstated only in compliance with the provisions of this paragraph.

July _____, 1995
Page 4


         Each draft and certificate presented hereunder shall be dated the date of presentation and each such draft and certificate shall be presented at our office located at Two First Union Center, T-7, Charlotte, North Carolina 28288-0742, Attention: International Operations, or at any other office which may be designated by us by written notice delivered to you at least three (3) Business Days prior to the date on which interest is payable on the Bonds (the "Presentation Office"), and shall be presented on a Business Day. If we receive any of your drafts and certificates at such office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:30 a.m. (Charlotte, North Carolina time) on a Business Day on or prior to the termination of this Letter of Credit, we will honor the same by initiating the wire funds by 2:30 p.m. (Charlotte, North Carolina time) on the same day in accordance with your payment instructions, or on such other Business Day as you may direct. If we receive any of your drafts and certificates at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:30 a.m. (Charlotte, North Carolina time) on a business day prior to termination of this Letter of Credit, we will honor the same on the next succeeding Business Day by initiating the wiring of funds by 2:30 p.m. (Charlotte, North Carolina time) in accordance with your payment instructions, or on such other Business Day as you may direct. If requested by you, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of Richmond funds in your account in a bank on the Federal Reserve wire system or by deposit of same-day funds into a designated account that you maintain with us.

         Upon the earliest of (i) our honoring of your Final Draft presented hereunder, (ii) the fifth (5th) day following the date on which we receive a certificate signed by an Authorized Officer stating that the interest rate on the Bonds has been converted to a fixed interest rate, (iii) receipt of a certificate signed by an Authorized Officer stating that you have accepted a Substitute Letter of Credit (as defined in the Indenture), (iv) receipt of a certificate signed by an Authorized Officer stating that no Bonds remain Outstanding (as defined in the Indenture), or (v) the Stated Termination Date hereof, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

         This Letter of Credit applies only to the payment of principal or the portion of Purchase Price of the Bonds corresponding to principal, and up to 50 days' interest accruing on the Bonds computed at a rate of 14% per annum, from the date of issuance of this Letter of Credit through the date of termination of this Letter of Credit computed on the basis of actual days elapsed in a 365 or 366 day year, as the case may be, and does not apply to any interest that may accrue thereon or any principal, premium or other amounts that may be payable with respect to the Bonds subsequent to the expiration of this Letter of Credit.

         This Letter of Credit is transferable only in its entirety to any transferee whom you certify to us has succeeded you as Trustee under the Indenture, and may be successively transferred. Transfer of the Stated Amount under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Annex G attached hereto and payment of the transfer commission referred to therein. Upon such presentation, we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

July _____, 1995
Page 5


         As used herein (i) "Authorized Officer" shall mean any person signing as one of your Vice Presidents, Assistant Vice Presidents, Trust Officers or Assistant Trust Officers and (ii) all other capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the above-mentioned Indenture.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any documents, instrument or agreement except for such certificate(s).

         Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500 (the "UCP") and, to the extent not inconsistent therewith, the laws of the State of Tennessee. Communications with respect to this Letter of Credit, other than presentations of drafts and certificates hereunder, shall be in writing and should be addressed to us at Two First Union Center, T-7, Charlotte, NC, 28288-0742, Attention: International Operations, and shall specifically refer to the number of this Letter of Credit.

                                                            Sincerely,

                                                       FIRST UNION NATIONAL BANK
                                                            NORTH CAROLINA



                                             By:
                                                 -------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    ANNEX A

                    [Form of Certificate for Interest Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                           OF UP TO 50 DAYS' INTEREST

                    IRREVOCABLE LETTER OF CREDIT NO. S054438

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S054438 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment of interest on the Bonds, which payment is due and payable on a regular interest payment date under the terms of the Bonds. On the record date for such Interest Payment Date, none of such Bonds for which interest is drawn pursuant to the draft were held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer.

                 (3) [The Interest Draft accompanying this Certificate is the first Interest Draft presented by the Trustee under the Letter of Credit.] [The Interest Draft last presented by the Trustee under the Letter of Credit was honored and paid by the Bank on _______________, _______, and the Trustee has not received a notice within ten days of presentation of such Interest Draft from the Bank that an Event of Default has occurred under the Indenture.

                 (4) The amount of the Interest Draft accompanying this Certificate is $___________. It was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Interest Amount Available to be drawn by the Trustee under the Letter of Credit.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the interest amount owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.





----------------------------------

     * To be used in the Certificate relating to the first Interest Draft only.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ___________________________, 19___.



                                     LIBERTY BANK AND TRUST COMPANY
                                        OF OKLAHOMA CITY, NATIONAL
                                        ASSOCIATION, as Trustee


                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                    ANNEX C

               [Form of Certificate for Partial Redemption Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                 OF PRINCIPAL AND UP TO 50 DAYS' INTEREST UPON
                               PARTIAL REDEMPTION

                    IRREVOCABLE LETTER OF CREDIT NO. S054438

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S054438 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 50 days' accrued and unpaid interest on, the Bonds to be redeemed pursuant to the Indenture (other than Bonds presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer).

                 (3) The amount of the Partial Redemption Draft accompanying this Certificate is $______________ and is equal to the sum of (i) $____________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer) to be redeemed, which amount does not exceed the Principal Amount Available under the Letter of Credit and (ii) $____________ being drawn in respect of the payment of _____ days' [not to exceed 50 days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The amount of the Partial Redemption Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                 (5) This Certificate and the Partial Redemption Draft it accompanies are dated, and are being presented to the Bank on, the date on which the unpaid principal amount of, and accrued and unpaid interest on, Bonds to be redeemed are due and payable under the Indenture upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture).

                 (6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of and accrued and unpaid interest on the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and
         (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of the Partial Redemption Draft accompanying this Certificate, (i) the Amount Available under the Letter of Credit shall be permanently reduced by the aggregate amount of such Partial Redemption Draft,
(ii) the Principal Amount Available under the Letter of Credit shall be permanently reduced by an amount equal to the amount of the principal component of such draft set forth in paragraph 3 above, and (iii) the Interest Amount Available under the Letter of Credit shall be permanently reduced by $_____________, which is equal to an amount of interest which would accrue on an amount of principal equal to the principal component set forth in paragraph 3 above for a period of fifty (50) days at a maximum rate of fourteen percent (14%) per annum.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ___________________________, 19___.




                                     LIBERTY BANK AND TRUST COMPANY
                                        OF OKLAHOMA CITY, NATIONAL
                                        ASSOCIATION, as Trustee


                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                   ANNEX D

                   [Form of Certificate for Conversion Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                       OF PRINCIPAL PLUS ACCRUED INTEREST
                           UPON A MANDATORY PURCHASE
                     (CONVERSION TO A FIXED INTEREST RATE)

                    IRREVOCABLE LETTER OF CREDIT NO. S054438

         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S054438 (the "Letter of Credit; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon a mandatory tender for purchase pursuant to Section _____ of the Indenture (conversion to a Fixed Interest Rate within the meaning of the Indenture) of all or less than all of the Bonds which are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 50 days' accrued and unpaid interest on, the Bonds to be so purchased (other than Bonds presently held of record by the Issuer, or the Bank, or its designee, as pledgee of the Issuer), which payment is due on the date on which this Certificate and the Conversion Draft it accompanies are being presented to the Bank.

                 (3) The amount of the Conversion Draft accompanying this Certificate is $______________ and is equal to the sum of (i) $____________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Issuer or by the Bank, or its designee, as pledgee of the Issuer) to be purchased, which amount does not exceed the Principal Amount Available under the Letter of Credit and (ii) $____________ being drawn in respect of the payment of _____ days' [not to exceed 50 days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The amount of the Conversion Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of, and interest accrued and unpaid on, the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                 (6) The Trustee acknowledges that the Trustee shall, pursuant to the Indenture, credit to the account of the Bank or its designee maintained by the Trustee, a principal amount of Bonds equal to the principal amount of the Conversion Draft accompanying this Certificate as promptly as practicable, and in any event within five
         (5) Business Days after presentation of the Conversion Draft accompanying this Certificate.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ___________________________, 19___.



                                     LIBERTY BANK AND TRUST COMPANY
                                        OF OKLAHOMA CITY, NATIONAL
                                        ASSOCIATION, as Trustee


                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

                                   ANNEX E


                     [Form of Certificate for Final Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                OF PRINCIPAL PLUS ACCRUED INTEREST, UPON STATED
                OR ACCELERATED MATURITY OR OPTIONAL OR MANDATORY
                             REDEMPTION AS A WHOLE


                    IRREVOCABLE LETTER OF CREDIT NO. S054438


         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S054438 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, either at stated maturity, upon acceleration, or as a result of a redemption as a whole pursuant to the Indenture, of the unpaid principal amount of and up to 50 days' accrued and unpaid interest on, all of the Bonds which are "Outstanding" within the meaning of the Indenture (other than Bonds presently held of record by the Issuer, or by the Bank, or its designee, as pledgee of the Issuer).

                 (3) The amount of the Final Draft accompanying this Certificate is $_______ and is equal to the sum of (i) $________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Issuer or by the Bank, or its designee, as pledgee of the Issuer), which amount does not exceed the Principal Amount Available under the Letter of Credit, and (ii) $________ being drawn in respect of the payment of _______ days' [not to exceed 50 days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                 (4) The amount of the Final Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                 (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount and accrued and unpaid interest thereon owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                 IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ______________, 19___.



                                     LIBERTY BANK AND TRUST COMPANY
                                        OF OKLAHOMA CITY, NATIONAL
                                        ASSOCIATION, as Trustee


                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

                                   ANNEX F

              [Form of Reinstatement Certificate For Tender Draft]

             CERTIFICATE FOR THE REINSTATEMENT OF AMOUNTS AVAILABLE
                 UNDER IRREVOCABLE LETTER OF CREDIT NO. S054438


         The undersigned, a duly authorized officer of the undersigned Trustee hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to Irrevocable Letter of Credit No. S054438 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                 (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                 (2) The amount of $________ paid to you today by or on behalf of the Issuer is a payment made to reimburse you, pursuant to Section _____ of the Letter of Credit and Reimbursement Agreement dated as of __________ (as amended or supplemented, the "Reimbursement Agreement") between the Issuer and the Bank, for amounts drawn under the Letter of Credit by Tender Drafts. The Trustee hereby requests that you reinstate the Letter of Credit upon receipt of such payment in an amount equal to the amount of payment so received.

                 (3) Of the amount referred to in paragraph (2), $________ represents the aggregate principal amount of Bonds resold or to be sold on behalf of the Issuer.

                 (4) Of the amount referred to in paragraph (2), $________ represents accrued and unpaid interest on the Bonds.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of __________, 19____.



                                     LIBERTY BANK AND TRUST COMPANY
                                        OF OKLAHOMA CITY, NATIONAL
                                        ASSOCIATION, as Trustee


                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

                                        [attached to Annex F]


                                ACKNOWLEDGMENT


             The Bank hereby confirms to the Trustee that the Principal Amount Available under the Letter of Credit has been reinstated by the amount $_______ and the Interest Amount Available under the Letter of Credit has been reinstated by the amount of $_________.

             This ____ day of ___________, 19___.


                                    FIRST UNION NATIONAL BANK OF
                                         NORTH CAROLINA


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    ANNEX G

                         [Form of Transfer Certificate]

                            INSTRUCTION TO TRANSFER


First Union National Bank of
  North Carolina
Two First Union Center
Charlotte, North Carolina  28288-0742

Attention:  International Operations

             Re:   Your Irrevocable Letter of Credit No. S054438

Ladies and Gentlemen:

             For value received, the undersigned beneficiary (the "Transferor") hereby irrevocably transfers to:


                                 -------------------------
                                    [Name of Transferee]


                                 -------------------------
                                         [Address]


(the "Transferee") all rights of the Transferor with respect to the above-referenced Letter of Credit, including the right to draw under said Letter of Credit in the Amount Available. Said Transferee has succeeded the Transferor as Trustee under that certain Bond Indenture dated as of ____________ by and between _______________, ______________________ as initial
Trustee thereunder and ___________________ (as amended or supplemented, the "Indenture"), and has complied with the provisions of the Indenture.

             By virtue of this transfer, the Transferee shall have the sole rights as beneficiary of said Letter of Credit, including sole rights relating to any past or future amendments thereof, whether increases or extensions or otherwise. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the Transferor.

             By its signature below, the Transferee acknowledges that it has duly succeeded the Transferor as Trustee pursuant to the Trust Indenture.

                   The advice of such Letter of Credit is returned herewith,
             along with a transfer fee of $_________________, and we ask you to endorse the transfer on the reverse side thereof and to forward it directly to the Transferee with your customary notice of transfer.

                                   Very truly yours,


                                   LIBERTY BANK AND TRUST COMPANY
                                   OF OKLAHOMA CITY, NATIONAL
                                   ASSOCIATION, as Trustee



                                    By:
                                       ----------------------------------------
                                   [insert name and title of authorized officer]

                                             (CORPORATE SEAL)



Acknowledged by:


--------------------------------------
[Insert name of Transferee]

By:          -------------------------
             [insert name and title of
             authorized officer]

(CORPORATE SEAL)





                                     - 2 -